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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 2)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): MARCH 31, 2006

                            SUPERIOR GALLERIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

        0-27121                                            35-2208007
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(Commission File Number)                       (IRS Employer Identification No.)


9478 WEST OLYMPIC BOULEVARD, BEVERLY HILLS, CALIFORNIA              90212
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  (Address of Principal Executive Offices)                        (Zip Code)

                                 (310) 203-9855
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         As described in a Current Report on Form 8-K/A for March 31, 2006 filed May 11, 2006, on that date the registrant entered into a Prepayment Agreement with the John Wesley English Living Trust. The disclosures set forth in Item
1.02 of the Form 8-K/A for March 31, 2006 filed May 11, 2006 are hereby revised and restated as set forth below.

         On March 31, 2006, the registrant entered into a Prepayment Agreement with the John Wesley English Living Trust pursuant to which the registrant satisfied its indebtedness to the Trust. On May 11, 2006, the parties agreed to create an amended and restated Coin Purchase and Debt Prepayment Agreement, which would replace the previously executed Prepayment Agreement. The terms of this amended and restated Coin Purchase and Debt Prepayment Agreement were disclosed in a Current Report on Form 8-K/A for March 31, 2006 filed May 11, 2006. On June 26, 2006, the parties executed the amended and restated Coin Purchase and Debt Prepayment Agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

           (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

           (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

           (c) EXHIBITS.

               Exh. No.       Description
               --------       -----------

               10.1 Coin Purchase and Debt Prepayment Agreement dated March 31, 2006.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 26, 2006                          SUPERIOR GALLERIES, INC.

                                                By: /s/ Silvano DiGenova
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                                                    Silvano DiGenova,
                                                    Chief Executive Officer


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                   EXHIBITS FILED WITH THIS REPORT ON FORM 8-K

Number         Description
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10.1           Coin Purchase and Debt Prepayment Agreement dated March 31, 2006